UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 01, 2005 (Date of earliest event reported)
Finisar Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-27999 (Commission File Number)	94-3038428 (IRS Employer Identification Number)

1308 Moffett Park Drive (Address of principal executive offices)		94089 (Zip Code)
1-408-548-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 1, 2005, Finisar Corporation issued a press release announcing its financial results for the first quarter ended July 31, 2005. The press release relating to the financial results is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of Finisar Corporation dated September 01, 2005

Exhibit 99.1 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 01, 2005	FINISAR CORPORATION By: /s/ Stephen K. Workman Stephen K. Workman Senior Vice President, Finance, Chief Financial Officer and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Finisar Corporation dated September 01, 2005